Investor Relations Presentation June 2024

* Employee count is as of June 4, 2024. 77% 10% 14% AAON Oklahoma AAON Coil Products BASX 69% 9% 6% 5% 4% 1% 4% 2% Rooftop units Data center cooling solutions Parts Air handlers Condensing units Water source heat pumps Cleanroom systems Other AAON at a Glance Manufacturing/Warehouse Square Footage: 3.1 million Employees: ~3,965* Manufacturing: 4 locations Founded: 1988 Headquarters: Tulsa, OK COMPANY OVERVIEW Description: AAON is a manufacturer of semi-custom and fully custom HVAC equipment for commercial, industrial buildings and data centers in North America 97% 3% U.S. International 2 2023 REVENUE BREAKOUT 2023 FINANCIAL OVERVIEW Revenue $1.2B +31.4% YoY EBITDA Margin 23.5% +523 bps YoY Diluted EPS $2.13 +71.8% YoY ROIC 24.2% +777 bps YoY

Packaged Rooftop Total Addressable Market AAON $804M* Customized Market Nonresidential HVAC Packaged Rooftop Market ~$7.5B *2023 rooftop unit revenue The addressable market of AAON’s core packaged rooftop product is approximately 9x the size of the company’s rooftop sales Historically, AAON and the semi-customized rooftop market has been a niche of the industry AAON is positioned to take share as demand trends shift to meet energy efficiency and decarbonization requirements We estimate the total addressable market of AAON’s entire product portfolio relative to AAON’s total equipment sales is even larger 3

AAON Leads The Industry In Innovation 4 In 1988, the industry mainly consisted of standard, basic equipment Fully custom equipment existed then and was higher in quality, but was much unaffordable to most AAON bridged the gap between standard and fully custom equipment, providing semi- customized equipment for a modest price premium To do this, required a unique engineering and manufacturing process In many applications within commercial buildings, standard equipment is extremely inefficient In 1988, founder Norm Asbjornson recognized an untapped market associated with a demand for higher performing, higher efficient equipment Through revolutionary innovation, AAON was established, carving out its own niche of the market Today, AAON leads the industry in innovation Semi-Customization Innovation

Favorable Secular Market Trends Decarbonization Electrification Government Regulations Economics From Niche to MAINSTREAM. 5

Global Data Center HVAC Solutions Market We estimate the size of AAON’s addressable global data center market is approximately 20x the size of the company’s data center sales* and is growing approximately 20% annually AAON’s superior engineering capabilities and its fully custom solutions, including both traditional airside and liquid cooling products, along with its premier customer support positions us to continue to outgrow the market 6 *AAON’s data center revenue in 2023 totaled $101 million

Robust Data Center Product Portfolio AAON $804M* 7

AAON Striving for Growth AAON $804M* 88

Moving Forward AAON $804M* 9 Due to tough year-over-year comparisons, a slower macro environment and pushed out demand related to the refrigeration transition, 2024 will be a flattish year for AAON However, AAON’s cost of manufacturing is becoming more competitive, the company is leading in cold climate heat pumps and there is a big opportunity in the data center market, all positioning for robust growth to return in 2025-2027

$- $200 $400 $600 $800 $1,000 $1,200 $1,400 2021 2022 2023 Net Sales ($M) Where Are We Financially 0% 5% 10% 15% 20% 25% 30% 35% 40% 2021 2022 2023 Gross Margin $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 2021 2022 2023 Diluted EPS 10 31% CAGR 29% CAGR

Where Are We Financially 0% 5% 10% 15% 20% 25% 30% 2021 2022 2023 ROIC -0.2 -0.1 0.0 0.1 0.2 0.3 0.4 0.5 2021 2022 2023 Q1'24 Net Debt to EBITDA* 11 0% 5% 10% 15% 20% 25% 2021 2022 2023 EBITDA Margin * The net debt to EBITDA ratio for Q1’24 refers to net debt as of March 31, 2024 divided by EBITDA in the trailing 12 months.

Appendix 12

Certain statements and information set forth in this presentation contains “forward-looking statements” and “forward-looking information” within the meaning of the Private Securities Litigation Reform Act of 1995. Except for statements of historical fact, certain information contained herein constitutes forward-looking statements which include management’s assessment of future plans and operations and are based on current internal expectations, estimates, projections, assumptions and beliefs, which may prove to be incorrect. Forward-looking statements are provided to allow potential investors the opportunity of management’s beliefs and opinions in respect of the future so that they may use such beliefs and opinions as one factor in evaluating an investment. Some of the forward-looking statements may be identified by words such as “may”, “plan”, “foresee”, “will”, “should”, “could”, “anticipate,” ”believe,” “expect,” “intend,” “potential,” “continue,” and similar expressions. While the Company’s management believes that these forward-looking statements are reasonable as and when made, these statements are not guarantees of future performance and undue reliance should not be placed on them. The Company’s forward-looking statements involve significant risks and uncertainties (some of which are beyond the Company’s control) and assumptions that could cause actual future results to differ materially from the Company’s historical experience and its present expectations or projections. For additional information regarding known material factors that could cause the Company’s results to differ from its projected results, please see its filings with the SEC, including its Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. The reader is cautioned not to place undue reliance on forward-looking statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement after they are made, whether as a result of new information, future events, or otherwise, except as required by federal securities laws. This presentation includes references to calculations that are not based on generally accepted accounting principles (“GAAP”). Reconciliations of each of those non-GAAP measures to the most directly comparable GAAP measures have been included in the Appendix. All Share and per share amounts reflect the three-for-two stock split effective August 16, 2023. Forward-Looking Statements and Other References 13

EBITDA, EBITDA Margin and Net Debt to EBITDA Ratio 14 Note: Totals above may not sum up exactly due to rounding Q1 2024 Q4 2023 Q3 2023 Q2 2023 LTM 2023 2022 2021 Net income, a GAAP measure 39,016$ 47,049$ 48,078$ 45,682$ 179,825$ 177,623$ 100,376$ 58,758$ Depreciation and amortization 13,437 13,029 12,203 10,962 49,631 46,468 35,106 30,343 Interest expense, net 239 884 1,266 1,543 3,932 4,843 2,627 132 Income tax expense 7,792 16,084 15,413 7,678 46,967 45,531 24,157 10,424 EBITDA, a non-GAAP measure 60,484$ 77,046$ 76,960$ 65,865$ 280,355$ 274,465$ 162,266$ 99,657$ Net sales, a GAAP measure 262,099$ 306,639$ 311,970$ 283,957$ 1,164,665$ 1,168,518$ 888,788$ 534,517$ EBITDA, a non-GAAP measure 60,484$ 77,046$ 76,960$ 65,865$ 280,355$ 274,465$ 162,266$ 99,657$ EBITDA margin 23.1% 25.1% 24.7% 23.2% 24.1% 23.5% 18.3% 18.6% Revolving line of credit -$ 38,328$ 71,004$ 40,000$ Less: Cash and cash equivalents 8,385 287 5,451 2,859 Restricted cash 19,982 8,736 498 628 Net Debt, a non-GAAP measure (28,368)$ 29,305$ 65,055$ 36,513$ Net Debt to EBITDA ratio (0.10) 0.11 0.40 0.37

Return on Invested Capital (ROIC) 15 * Average invested capital is calculated by averaging invested capital at the end of the period and the invested capital at the end of the prior period Note: Totals above may not sum up exactly due to rounding 2023 2022 2021 2020 Total assets, a GAAP measure 941,436$ 813,903$ 650,180$ 449,008$ Less: Cash and cash equivalents 287 5,451 2,859 79,025 Restricted cash 8,736 498 628 3,263 Accounts payable 27,484 45,513 29,020 12,447 Accrued liabilities 85,508 78,630 50,206 46,586 Contract liabilities 13,757 21,424 7,542 - Invested capital, a non-GAAP measure 805,664$ 662,387$ 559,925$ 307,687$ Average invested capital, a non-GAAP measure* 734,026$ 611,156$ 433,806$ Net income, a GAAP measure 177,623$ 100,376$ 58,758$ Average invested capital, a non-GAAP measure 734,026$ 611,156$ 433,806$ Return on invested capital 24.2% 16.4% 13.5%